NEWS RELEASETTED]                                   [LOGO]COMPUWARE CORPORATION
COMPUWARE CORPORATION
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Corporate Headquarters
One Campus Martius o Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
October 10, 2008

            Compuware Announces Preliminary Financial Results for Q2

      Some Customers Defer Buying Decisions in Face of Economic Uncertainty

DETROIT--October 10, 2008--Compuware Corporation (NASDAQ: CPWR) today announced preliminary financial results for its second quarter ended September 30, 2008.

Compuware expects fiscal 2009 second quarter total revenue of approximately $268 million, based on software license revenues of approximately $42 million, maintenance revenue of approximately $124 million and professional services revenue of approximately $102 million. The company expects earnings per share of approximately eight cents for the second quarter.

"The current economic volatility has certainly extended buying cycles for businesses around the globe and unfortunately had a negative impact on the quarter," said Compuware President and Chief Operating Officer Bob Paul. "Despite this difficult environment, I remain very optimistic about Compuware's future. I continue to believe that we will achieve our financial guidance for the year. Our fundamentals are rock-solid, and the ongoing progress in Compuware's transformation efforts will focus the company even more around delivering quantifiable value to customers."

October 23 Conference Call Information

Compuware will host a conference call on October 23 to discuss final financial results for the company's second quarter. The call will take place at 5:00 p.m. Eastern time (21:00 UTC). To access the call, interested parties from the United States should call 800-230-1092. For international access, the conference call number is +1-612-332-0107.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1 320-365-3844. The replay passcode will be 957228. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com/.

Compuware Corporation

Compuware Corporation makes IT rock around the world, helping CIOs optimize IT performance to achieve business goals. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including 92 percent of the Fortune 50 companies. Learn more about Compuware at http://www.compuware.com.

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Compuware Announces Preliminary Financial Results for Q2
October 10, 2008


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Press Contact

Lisa Elkin, Vice President, Communications and Investor Relations,
+1-313-227-7345

For Sales and Marketing Information

Compuware Corporation, One Campus Martius, Detroit, MI 48226, 800-521-9353, http://www.compuware.com

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.